Exhibit 10.30

SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is dated as of January 22, 2018 (the “Second Amendment Date”) is entered into by and among GENOCEA BIOSCIENCES, INC., a Delaware corporation (“Borrower”), HERCULES CAPITAL, INC., a Maryland corporation (“HC”), in its capacity as administrative agent for itself and Lender (in such capacity, “Agent”), the Lenders otherwise a party hereto from time to time including HC in its capacity as a Lender, and HERCULES CAPITAL FUNDING TRUST 2014-1(“2014 Trust”), assignee of HC (2014 Trust and HC collectively, referred to as “Lender”).
RECITALS
A.    Borrower, Lender and Agent entered into that certain Loan and Security Agreement, dated as of November 20, 2014, as amended by that certain First Amendment to Loan and Security Agreement, dated as of December 17, 2015 (as may be further amended, modified or restated from time to time, the “Loan Agreement”). Capitalized terms used herein without definition shall have the same meanings given them in the Loan Agreement.
B.    Borrower has requested that the parties hereto amend the Loan Agreement as set forth herein.
C.    Borrower, Lender and Agent have agreed to amend the Loan Agreement upon the terms and conditions more fully set forth herein.
AGREEMENT
NOW, THEREFORE, the parties hereto agree as follows:
1.AMENDMENTS. Subject to the satisfaction of the conditions set forth in Section 3 of this Amendment, the Loan Agreement is amended in the following respects:
1.1    Section 1.1 (Definitions and Rules of Construction). The Loan Agreement is amended by inserting the following new definitions to appear alphabetically in Section 1.1 thereof:
“    “Deferred Payment” and “Deferred Payments” are defined in Section 2.1(d).
“    “Equity Event” means confirmation by Agent, that Borrower has received, after January 1, 2018 but on or before the Second Amendment Date, unrestricted and unencumbered (including, not subject to any redemption, clawback, escrow or similar restriction or encumbrance) gross cash proceeds in the minimum amount of at least Fifty Million Dollars ($50,000,000.00) from the issuance and sale by Borrower of its equity securities.”

“    “Second Amendment” means that certain Second Amendment to the Loan and Security Agreement by and between Borrower, Agent and Lender dated as of January 22, 2018.”
“    “Second Amendment Date” is defined in the Second Amendment.”
1.2    Section 2.1(d) (Payment). Section 2.1 is amended by inserting the following to new provision to appear as the second paragraph in subsection (d) thereof:
Notwithstanding the foregoing, provided that no Event of Default has occurred or is continuing (after giving effect to the Second Amendment), upon the occurrence of the Equity Event, the scheduled principal payments due on the first (1st) Business Day of each month, for the three (3) consecutive months commencing on February 1, 2018 through and including April 1, 2018 (each, a “Deferred Payment” and collectively, the “Deferred Payments”) shall be deferred (not waived). Borrower shall continue to make monthly payments of interest as set forth herein. Commencing on May 1, 2018, and continuing on the first (1st) Business Day of each month thereafter, Borrower shall repay the aggregate Term Loan Advances, including the Deferred Payments, in equal monthly installments of principal and interest (mortgage style) based upon an amortization schedule equal to thirty (30) consecutive months. The entire principal balance of the Term Loan Advances, including Deferred Payments and all accrued but unpaid interest hereunder, and all other Secured Obligations with respect to the Term Loan Advances, shall be due and payable on Term Loan Maturity Date.
2.BORROWER’S REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants that:
(a)    Immediately upon giving effect to this Amendment (i) the representations and warranties contained in the Loan Documents are true and correct in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (ii) no Event of Default has occurred and is continuing with respect to which Borrower has not been notified in writing by Lender.
(b)    The certificate of organization, operating agreement and other organizational documents of Borrower previously delivered to Lender remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect.
(c)    The execution and delivery by Borrower of this Amendment and the performance by Borrower of all of its agreements and obligations under the Loan Agreement and other Loan Documents, as amended by this Amendment, have been duly authorized by all necessary company action on the part of Borrower. With respect to Borrower, the execution and delivery by Borrower of this Amendment does not and will not require any registration with, consent or approval of, or notice to any Person (including any governmental authority).
(d)    This Amendment, the Loan Agreement and the other Loan Documents, as amended hereby, constitute the legal, valid and binding obligations of Borrower enforceable against

Borrower in accordance with their terms, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium, general equitable principles or other laws relating to or affecting generally the enforcement of, creditors’ rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.
(e)    Immediately after giving effect to this Amendment (i) no fact or condition exists that would (or would, with the passage of time, the giving of notice, or both) constitute an Event of Default, and (ii) no event that has had or could reasonably be expected to have a Material Adverse Effect has occurred and is continuing.
3.EFFECTIVENESS. This Amendment shall become effective upon the satisfaction of all the following conditions precedent:
3.1    Amendment. Borrower, Agent and Lender shall have duly executed and delivered to Lender (i) this Amendment, and (ii) all other documents and instruments reasonably required by Lender to effectuate the transactions contemplated hereby, in all cases in form and substance reasonably acceptable to Lender.
3.2    Equity Event. Confirmation by Agent that the Equity Event has occurred.
3.3    No Default. As of the Second Amendment Date, no fact or condition exists that would (or would, with the passage of time, the giving of notice, or both) constitute an Event of Default.
3.4    Fees and Expenses. Borrower shall have paid to Agent an amount equal to the documented out-of-pocket costs and expenses and reasonable attorneys’ fees and documented expenses that Lender and Agent have incurred in connection with this Amendment.
4.COUNTERPARTS. This Amendment may be signed in any number of counterparts (including by facsimile or other electronic transmission), with the same effect as if the signatures to each such counterpart were upon a single instrument. All counterparts shall be deemed an original of this Amendment.
5.MISCELLANEOUS. Lender and Borrower agree that:
5.1    THIS AMENDMENT AND ALL MATTERS RELATING THERETO OR ARISING THEREFROM SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA, EXCLUDING CONFLICT OF LAWS PRINCIPLES THAT WOULD CAUSE THE APPLICATION OF LAWS OF ANY OTHER JURISDICTION.
5.2    This Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof, and no extrinsic evidence may be introduced in any judicial or arbitration proceeding, if any, involving this Amendment.

5.3    Any determination that any provision of this Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Amendment.
5.4    The captions in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof.
[Signature page follows]

IN WITNESS WHEREOF, the parties have duly authorized and caused this Amendment to be executed as of the Second Amendment Date.
BORROWER:
GENOCEA BIOSCIENCES, INC.
Signature:    _/s/ Jonathan Poole_______
Print Name:    _Jonathan Poole _________
Title:        _Chief Financial Officer___
AGENT:
HERCULES CAPITAL, INC.
Signature:    _/s/ Jennifer Choe________
Print Name:    _Jennifer Choe ______ ___
Title:        _Assistant General Counsel_
LENDER:
HERCULES CAPITAL, INC.
Signature:    _/s/ Jennifer Choe________
Print Name:    _Jennifer Choe ______ ___
Title:        _Assistant General Counsel_
HERCULES CAPITAL FUNDING TRUST 2014-1
By: HERCULES CAPITAL, INC., its servicer
Signature:    _/s/ Jennifer Choe________
Print Name:    _Jennifer Choe ______ ___
Title:        _Assistant General Counsel_